UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                FEBRUARY 7, 2007


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                      001-31924             84-0748903
-------------------------------     -------------------   --------------------
 (State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                 File Number)       Identification No.)

                        121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                            68508
------------------------------------------------------------------- ------------
                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On February 9, 2007, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended December 31, 2006, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.



ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

               On February 7, 2007, Stephen Butterfield announced to the Company that he will retire from his position as Co-CEO of the Company effective immediately after the Company's annual shareholder meeting (which is currently scheduled to be held May 24, 2007). Mr. Butterfield will remain as Vice-Chairman of the Board of Directors.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed or furnished as part of this report:

         Exhibit
           No.             Description
        ---------   ------------------------------------------------------------

           99.1 Press Release dated February 9, 2007 - "Nelnet reports year-end and fourth-quarter 2006 results"
           99.2     Additional Information Available on the Registrant's Website

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2007

                                  NELNET, INC.




                                  By:     /s/ TERRY J. HEIMES
                                       -----------------------------------------
                                       Name:    Terry J. Heimes
                                       Title:   Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit No.      Description
  -----------      -------------
    99.1           Press Release dated February 9, 2007 - "Nelnet reports
                   year-end and fourth quarter 2006 results"

    99.2           Additional Information Available on the Registrant's Website